Exhibit 10.1
CERTAIN PORTIONS OF THIS EXHIBIT (INDICATED BY ***) HAVE BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K BECAUSE THEY ARE BOTH NOT MATERIAL AND ARE THE TYPE THAT THE COMPANY TREATS AS PRIVATE AND CONFIDENTIAL.
THIRD AMENDMENT TO REFORMED MASTER SERVICES AGREEMENT
This Third Amendment (“Third Amendment”), effective as of July 1, 2021 (the “Third Amendment Effective Date”), is made by and between Alarm.com Incorporated (“Alarm.com“), a Delaware corporation with its principal place of business at 8281 Greensboro Drive, Suite 100, McLean, Virginia 22102, and ADT LLC, a Delaware limited liability company with a principal place of business at 1501 Yamato Road, Boca Raton, FL 33431 (collectively with its Affiliates, “ADT”), and amends that certain Reformed Master Services Agreement dated as of August 19, 2016, as amended by that certain First Amendment dated as of December 9, 2019, and that certain Second Amendment dated as of November 4, 2020 (the “Agreement”). Except as otherwise provided herein, all other provisions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms of the Third Amendment and the Agreement, the terms of the Third Amendment shall prevail.
WHEREAS, Alarm.com and ADT desire to amend and supplement certain provisions of the Agreement on the terms and subject to the conditions set forth below.
NOW THEREFORE, for and in consideration of the good and valuable consideration contained herein, the receipt of which and sufficiency of which is hereby acknowledged by the parties hereto, and intending to be legally bound hereby, as of the Third Amendment Effective Date, the parties agree as follows:
1.[***] Effective Date. All incentives reflected in this Third Amendment shall be effective on the [***] in which this Amendment is executed by both parties for new Multifamily Accounts (defined below) created [***] such date (the “[***] Effective Date”). For the avoidance of doubt, for all accounts created [***] the [***] Effective Date, ADT’s existing pricing shall remain in effect.
2.[***] Qualification. ADT desires to obtain the advantage of certain lower prices for PointCentral’s smart property automation services for multifamily properties (“Multifamily Accounts”). Alarm.com shall offer ADT the [***] contained in this Third Amendment for so long as ADT: a) [***]; and b) [***]. For the sake of clarity, in the event ADT fails at any time to satisfy the foregoing [***] requirements, the pricing for the PointCentral Services (defined below) shall be at the rates set forth in the First Amendment, which are also provided in Section 3 below. Alarm.com and ADT agree that the number of Active Multifamily Accounts as of June 2, 2021 is [***].

Date	Minimum Active Multifamily Accounts	Net Increase in Number of Active Multifamily Accounts
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

    After [***], Alarm.com will define and provide each Minimum Active Multifamily Accounts Threshold [***], otherwise the last defined Minimum Active Multifamily Accounts Threshold will remain in place for the [***]. Multifamily Accounts created [***] the [***] Effective Date will be included in [***].

3.PointCentral Service Plans. Alarm.com shall continue to make the following two service plans available to ADT for exclusive use with Multifamily Accounts: (a) PointCentral Automation, which includes PointCentral’s enterprise property automation platform for multi-site management, smart home automation for property managers and residents/tenants/guests, and property management software integrations which enable automated data synching and pre-built workflows with several property management software systems, and (b) PointCentral Automation+Security, which includes the PointCentral Automation services combined with Alarm.com Interactive Gold features (some features from Interactive Gold may vary slightly or be omitted based on the applicability and appropriateness in the property management environment).

Service Plan	Fee per Account per Month
PointCentral Automation ¹	$[***]
PointCentral Automation+Security¹	$[***]

¹ PointCentral Automation and PointCentral Automation + Security are referred to collectively as the “PointCentral Services.” PointCentral Services will be provided by PointCentral, LLC, a wholly-owned subsidiary of Alarm.com. For purposes of accessing and managing the PointCentral Services, ADT will be required to use a separate PointCentral administrative portal to manage the accounts using the PointCentral Services; ADT will not be able to manage accounts using the PointCentral Services through the Alarm.com administrative portal. The PointCentral Services are provided using the branding of PointCentral, not Alarm.com. All PointCentral Services and related hardware shall be considered Alarm.com Services and Alarm.com-ready Products as such terms are used in the Agreement.

4.Service Rate Discount. Alarm.com shall apply a [***] of $[***] per active Multifamily Account created [***] Effective Date using either the PointCentral Automation or the PointCentral Automation+Security service plan. ADT must be current on its entire Alarm.com invoice balance and meet both criteria set forth in Sections 2(a) and 2(b) above. If ADT falls below the Minimum Active Multifamily Accounts Threshold, the [***] will [***]. If Alarm.com elects to [***]. If at any point ADT fails to meet the requirement set forth in Section 2(b) above, the [***] will be [***]. The service rate discount will be calculated and paid to ADT [***] within [***] of the [***] listed in Section 2 in the form of a check.
5.Other Performance Incentives. [***] set forth in the Agreement.
IN WITNESS WHEREOF, the parties have caused this Third Amendment to be executed by their duly authorized representatives.

ALARM.COM INCORPORATED		ADT LLC
Signature:	/s/ Daniel Ramos	Signature:	/s/ Sharad Bohra
Name:	Daniel Ramos	Name:	Sharad Bohra
Title:	Senior Vice President	Title:	VP & Chief Supply Chain Officer
Date:	7/16/2021	Date:	7/13/2021
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CONFIDENTIAL